UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 28, 2015

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	06880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 28, 2015, Terex Corporation (“Terex” or the “Company”), through certain of its subsidiaries, entered into a Loan and Security Agreement (the “Securitization Facility”) among TFS Funding I, LLC (the “Borrower”), Terex Financial Services, Inc., Institutional Secured Funding (Jersey) Limited (the “Conduit Lender”), Credit Suisse AG (Cayman Islands Branch) (the “Committed Lender”) and Credit Suisse AG (New York Branch). The Borrower is a bankruptcy remote subsidiary of the Company.

Under the Securitization Facility, the Borrower may, from time to time request the Conduit Lender to make loans to the Borrower. Such loans will be secured by and payable from collateral of the Borrower (primarily equipment loans and leases to Terex customers originated by Terex Financial Services and transferred to the Borrower). Any such loan may be made by the Conduit Lender in its sole discretion and if not made by the Conduit Lender, shall be made by the Committed Lender. The facility limit for such loans is $350,000,000. The Securitization Facility also contains customary representations, warranties and covenants.

The foregoing summary is qualified in its entirety by reference to the Securitization Facility, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

On May 29, 2015, Terex and certain of its subsidiaries entered into an Incremental Assumption Agreement and Amendment No. 1 (the “Amendment”) to the Credit Agreement dated as of August 13, 2014 (the “Credit Agreement”), with the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent. The principal change contained in the Amendment is the Company’s Euro denominated term loans will now bear interest at a rate of Euro Interbank Offered Rate (“EURIBOR”) plus 2.75% with a 0.75% EURIBOR floor. Previously, the Euro denominated term loans outstanding were priced at EURIBOR plus 3.25% with a 0.75% EURIBOR floor.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto and incorporated by reference herein as Exhibit 10.1 to this Current Report on Form 8-K. A copy of a press release announcing the Company’s entry into the Securitization Facility and the Amendment is included as Exhibit 99.1 to this Form 8-K.

Credit Suisse AG, or its affiliates, and certain lenders, or their affiliates, are party to other agreements with the Company and its subsidiaries, including the provision of commercial banking, investment banking, trustee and/or other financial services in the ordinary course of business of the Company and its subsidiaries.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K regarding the Securitization Facility is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1
Incremental Assumption Agreement and Amendment No. 1 dated as of May 29, 2015, to the Credit Agreement dated as of August 13, 2014, among Terex Corporation, the Lenders named therein and Credit Suisse AG, as Administrative Agent and Collateral Agent.

99.1	Press release of Terex Corporation issued on June 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2015

TEREX CORPORATION

By: /s/ Eric I Cohen
Eric I Cohen Senior Vice President, Secretary and General Counsel